SUPPLEMENT TO

THE CALVERT FUND
CALVERT SHORT DURATION INCOME FUND

Class I (Institutional) Prospectus dated January 31, 2010

Date of Supplement:  January 31, 2010

Shares of the Fund are also available to residents or citizens of Japan. See “About Your Investment” in the Institutional Prospectus for details about the features and policies that apply to this Fund.